                                                   OPPENHEIMER EMERGING GROWTH FUND
                                                Supplement dated August 13, 2001 to the
                                                   Prospectus dated November 1, 2000

         The Prospectus is changed as follows:

1.       The supplement dated March 1, 2001 is withdrawn.

2.       The  paragraph  captioned  "Class N Shares"  under the heading  "What  Classes of Shares  Does the Fund  Offer?" on page 13 is deleted and replaced with the following:

                  "If you buy Class N shares available only through certain  retirement  plans), you pay no sales charge at the time of purchase,  but you will pay an annual  asset-based  sales charge. If you sell your shares within eighteen (18) months of the retirement plan's first purchase of Class N shares,  you may pay a contingent  deferred sales charge of 1%, as described in "How Can You Buy Class N Shares?" below"

3.       The first and second  sentences of the section  captioned  "Class A Contingent  Deferred  Sales Charge" on page 16 are deleted and replaced with the following:

                           "There is no initial sales charge on  non-retirement  plan purchases of Class A shares of any one or more of the  Oppenheimer  funds  aggregating  $1 million or more, or for certain  purchases by  particular  types of retirement  plans that were permitted to purchase such shares prior to March 1, 2001.  (After March 1, 2001, retirement  plans are not  permitted  to make initial  purchases  of Class A shares  subject to a contingent deferred sales  charge.) The  Distributor  pays dealers of record  commissions in an amount equal to 1.0% of purchases of $1 million or more other than by those grandfathered retirement accounts. "

4.       The following  sentence in the section  captioned  "Class A Contingent  Deferred  Sales  Charge" on page 16 is deleted:  "That commission  will not be paid on  purchases  of  shares in  amounts  of $1  million  or more  (including  any right of accumulation)  by a retirement plan that pays for the purchase with the redemption  proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year."

5.       The following is added after "Can You Reduce Class A Sales Charges?"
                  on page 16.:

                           Purchases by Certain  Retirement  Plans.  There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer  funds by retirement plans that have $10 million or more in plan assets and that have entered into a special  agreement  with the  Distributor,  and by retirement  plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers,  financial advisors, insurance companies or recordkeepers  which have entered into a special  agreement with the  Distributor.  There is no contingent  deferred  sales  charge upon the  redemption  of such shares.  The  Distributor  currently  pays dealers of record  concessions  in an amount equal to 0.25% of the purchase price of Class A shares by those retirement  plans from its own resources at the time of sale.  That concession will not be paid on purchases of  shares  by a  retirement  plan  made  with the  redemption  proceeds  of  Class N shares  of one or more
                           Oppenheimer funds held by the plan for more than (18) months.

6.       The first paragraph in "How Can You Buy Class N Shares?" on page 17 is revised to read as follows:

                           Class N shares are offered only through  retirement  plans  (including  IRAs and 403(b) plans) that purchase
                           $500,000  or more of Class N shares  of one or more  Oppenheimer  funds or  through  retirement  plans  (not including  IRAs  and  403(b)  plans)  that  have  assets  of  $500,000  or  more  or  100 or  more  eligible participants.  See  "Availability  of Class N shares" in the Statement of Additional  Information  for other circumstances where Class N shares are available for purchase.

7.       The following is added to the end of the last paragraph under "Distribution and Service Plans for Class B, Class C and Class N Shares" on page 19.:

                           That sales  concession  on the sale of Class N shares will not be paid on (i) purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption  proceeds of
                           Class C  shares  of one or more  Oppenheimer  funds  held by the plan for  more  than one year  (other  than rollovers  from an  OppenheimerFunds-sponsored  Pinnacle or Ascender  401(k) plan to any IRA invested in the
                           Oppenheimer  funds),  (ii)  purchases of Class N shares in amounts of $500,000 or more by a retirement  plan that pays for the purchase with the redemption  proceeds of Class A shares of one or more Oppenheimer  funds
                           (other  than  rollovers  from an  OppenheimerFunds-sponsored  Pinnacle  or  Ascender  401(k) plan to any IRA invested in the  Oppenheimer  funds),  and (iii) on  purchases  of Class N shares by an  OppenheimerFunds  -
                           sponsored  Pinnacle or Ascender  401(k) plan made with the  redemption  proceeds of Class A shares of one or more Oppenheimer funds.

8.       The third sentence of the paragraph  "OppenheimerFunds  Internet Web Site" under the heading Special Investor Services on page
                  21 is deleted and replaced with the following:

                           "To perform account  transactions or obtain account  information  online,  you must first obtain a user I.D.
                           and password on that web site."

July 30, 2001                                                                                   PS0271.004